UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 1, 2005

CLARKSTON FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Michigan (State or other jurisdiction of incorporation) 15 South Main Street Clarkston, Michigan (Address of principal executive office)	333-63685 (Commission File Number)	38-3412321 (IRS Employer Identification no.) 48346 (Zip Code)

Registrant’s telephone number, including area code: (248) 625-8585

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02.	Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers

Ms. Dawn Horner resigned as a director of Clarkston Financial Corporation effective March 1, 2005. Ms. Horner remains a director of Clarkston State Bank and continues to serve as the President and Chief Executive Officer of Clarkston State Bank. Ms. Horner has no disagreement with Clarkston Financial Corporation concerning its operations, policies or practices.

At its February 18, 2005, meeting the Board of Directors elected Mr. Thomas E. Kimble as a director effective March 1, 2005, to fill the vacancy created by Ms. Horner's resignation. Mr. Kimble will serve on the Audit Committee. Mr. Kimble is a director of Clarkston State Bank. Mr. Kimble was not elected pursuant to any arrangement or understanding with Clarkston Financial Corporation or any other person.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 1, 2005	CLARKSTON FINANCIAL CORPORATION (Registrant) By: /s/ J. Grant Smith —————————————— J. Grant Smith Chief Operating Officer and Chief Financial Officer